UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2018

eMagin Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-15751	56-1764501
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2070 Route 52, Hopewell Junction, NY 12533

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code (845) 838-7900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On June 13, 2018, eMagin Corporation (the “Company”) held its Annual Meeting of Stockholders. As of April 19, 2018, the record date for the meeting, the Company had outstanding and entitled to vote 45,093,262 shares of common stock and 5,659 shares of its outstanding Series B Convertible Preferred Stock, where each such share of Series B Convertible Preferred Stock was entitled to voting rights equal to the number of shares of common stock issuable upon conversion of the Series B Convertible Preferred Stock, which was a total of 7,545,333 shares of common stock. All matters submitted to a vote of our stockholders at the annual meeting were approved and all director nominees were elected.

The certified results of each of the matters voted upon at the annual meeting, which are more fully described in our definitive proxy statement, are as follows:

(1) Election of seven (7) directors for terms expiring at the 2019 annual meeting of stockholders.

Directors	For	Withhold	Broker Non-Vote
Christopher Brody	23,955,001	363,436	18,097,129
Paul Cronson	23,429,674	888,763	18,097,129
Leslie G. Polgar	23,964,060	354,377	18,097,129
Ellen Richstone	23,910,578	407,859	18,097,129
Andrew G. Sculley	23,963,316	355,121	18,097,129
Stephen Seay	23,963,882	354,553	18,097,129
Jill J. Wittels	23,909,890	408,547	18,097,129

(2) Ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.

For	Against	Abstain
41,624,780	656,409	134,377

There were 0 broker non-votes regarding this proposal.

(3) Approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers as disclosed in the Company’s definitive proxy statement.

For	Against	Abstain	Broker Non-Vote
22,848,442	1,328,487	131,508	18,097,129

(4) Approval, on a non-binding, advisory basis, of the frequency of future non-binding, advisory votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 Years	Abstain	Broker Non-Vote
23,556,565	55,421	348,451	358,000	18,097,129

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eMagin Corporation

Date: June 13, 2018	By:	/s/ Jeffrey Lucas
	Name:	Jeffrey Lucas
	Title:	Chief Financial Officer

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